                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 22, 2004 (April 21, 2004)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

           Delaware                    001-31539                 41-0518430
 (State or other jurisdiction         (Commission              (I.R.S Employer
       of incorporation)              File Number)           Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                  The following exhibit is furnished as part of this report:

                  Exhibit 99.1     Press release of St. Mary Land &
                                   Exploration Company dated April 21, 2004

Item 9.    Regulation FD Disclosure.

           In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

           On April 21, 2004, the registrant issued a press release announcing a regular semi-annual 5 cent per share cash dividend to be paid on May 17, 2004, to stockholders of record as of the close of business on May 7, 2004. This press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ST. MARY LAND & EXPLORATION COMPANY

Date:  April 22, 2004           By: /s/ GARRY A. WILKENING
                                    --------------------------------------------
                                    Garry A. Wilkening
                                    Vice President-Administration and Controller

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